UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2018

ILG, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34062	26-2590997
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6262 Sunset Drive, Miami, FL	33143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (305) 666-1861

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.    Results of Operations and Financial Condition.

ILG, Inc. (“ILG”) is filing this Current Report on Form 8-K to present certain preliminary information regarding the financial condition and results of operations of ILG for the periods ended June 30, 2018 described below. The unaudited preliminary estimates and statements set forth below have been prepared by ILG’s management and represent estimates and expectations based on the most current information available. This information has been provided to Marriott Vacations Worldwide (“MVW”) and will be provided to certain other parties in connection with MVW’s financing of the transactions contemplated by the previously disclosed Agreement and Plan of Merger, dated as of April 30, 2018, by and among ILG, MVW and certain subsidiaries of each of ILG and MVW.  While ILG believes that the assumptions on which such information is based are reasonable, we caution that it is very difficult to predict the impact of known factors and ILG cannot anticipate all factors that could affect their actual results. The actual results of ILG may differ materially from these estimates due to the completion of financial closing procedures, final adjustments and other developments that may arise or become known between now and the time the second quarter financial results are finalized. Accordingly, you should not place undue reliance upon these preliminary estimates. ILG’s independent registered public accounting firm, Ernst & Young LLP, has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary estimates and statements. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto.

Based on information available to management of ILG as of the date of this report, the following table presents ILG’s low and high preliminary estimates of its results of operations for the three, six and twelve months ended June 30, 2018, and its results of operations for the three and six months ended June 30, 2017 and the year ended December 31, 2017:

	Three Months Ended			Six Months Ended			Year Ended	Twelve Months Ended
($ in millions, except per member amounts)	June 30, 2018		June 30, 2017	June 30, 2018		June 30, 2017	December 31, 2017	June 30, 2018
	Low	High		Low	High			Low	High
Total revenues	$461	$461	$441	$944	$944	$885	$1,771	$1,830	$1,830
Operating income	51	53	45	116	118	108	225	233	235
Adjusted EBITDA**	89	91	80	187	189	171	352	367	369
Consolidated timeshare contract sales**	132	132	128	266	266	250	498	514	514
Exchange and Rental Segment average revenue per member	48.14	48.14	47.39	101.38	101.38	99.75	190.05	192.11	192.11
Cash and cash equivalents (as of period end)	143	143	173				122
Borrowing availability (as of period end)	382	382	277				366
Long-term debt, net of current portion (as of period end)	548	548	653				562

** denotes non-GAAP financial measures

EBITDA and Adjusted EBITDA are financial measures that are not calculated in accordance with GAAP. EBITDA is defined as net income attributable to common stockholders excluding, if applicable: (1) non-operating interest income and interest expense, (2) income taxes, (3) depreciation expense, and (4) amortization expense of intangibles. Adjusted EBITDA is defined as EBITDA excluding, if applicable: (1) non-cash compensation expense, (2) goodwill and asset impairments, (3)

acquisition-related and restructuring costs, (4) other non-operating income and expense, (5) the impact of the application of purchase accounting, and (6) other special items described below.

The following table presents a reconciliation of ILG’s preliminary estimate of net income attributable to common stockholders to operating income, the most directly comparable GAAP measures, to its preliminary estimates of EBITDA and Adjusted EBITDA for the three and six months ended June 30, 2018 as well as the last twelve months (LTM) ended June 30, 2018, in addition to a reconciliation of such measures for the three and six months ended June 30, 2017 and year-ended December 31, 2017.

	Three Months			Six Months
	Ended			Ended			Year	LTM
	June 30, 2018	June 30, 2018	June 30,	June 30, 2018	June 30, 2018	June 30,	Ended	June 30, 2018	June 30, 2018
($ in millions)	Low	High	2017	Low	High	2017	December 31, 2017	Low	High
Net income attributable to common stockholders	$26	$28	$26	$68	$70	$70	$174	$172	$174
Net income attributable to noncontrolling interest	1	1	—	2	2	1	3	4	4
Net income	27	29	26	70	72	71	177	176	178
Income tax provision	13	13	13	33	33	38	26	21	21
Other special items(c)	—	—	(2)	—	—	(2)	(2)	—	—
Equity in earnings from unconsolidated entities	—	—	(1)	(1)	(1)	(3)	(4)	(2)	(2)
Other non-operating (income) expense, net(a)	5	5	2	—	—	(8)	3	11	11
Interest expense	7	7	7	15	15	12	26	29	29
Interest income	(1)	(1)	—	(1)	(1)	—	(1)	(2)	(2)
Operating income	51	53	45	116	118	108	225	233	235
Other non-operating income (expense), net(a)	(5)	(5)	(2)	—	—	8	(3)	(11)	(11)
Other special items(c)	—	—	2	—	—	2	2	—	—
Equity in earnings from unconsolidated entities	—	—	1	1	1	3	4	2	2
Net income attributable to noncontrolling interest	(1)	(1)	—	(2)	(2)	(1)	(3)	(4)	(4)
Depreciation expense	16	16	15	31	31	30	60	61	61
Amortization expense of intangibles	5	5	5	10	10	10	20	20	20
EBITDA**	66	68	66	156	158	160	305	301	303
Impact of purchase accounting(b)	—	—	(1)	—	—	(5)	(4)	—	—
Other special items(c)	3	3	—	7	7	—	4	11	11
Asset impairments	2	2	2	4	4	5	10	9	9
Acquisition related and restructuring costs(d)	8	8	4	9	9	7	12	14	14
Less: Other non-operating (income) expense, net(a)	5	5	2	—	—	(8)	3	11	11
Non-cash Compensation expense	5	5	7	11	11	12	22	21	21
Adjusted EBITDA**	$89	$91	$80	$187	$189	$171	$352	$367	$369

** Denotes non-GAAP financial measures.

(a)           Consists principally of foreign currency translations of cash held in certain countries in currencies, principally U.S. dollars, other than their functional currency, in addition to any gains or losses on extinguishment of debt, as applicable.

(b)           Represents the difference between amounts derived from the fair value remeasurement of assets and liabilities acquired in a business combination versus the historical basis. We believe generally this is most meaningful in the first year subsequent to an acquisition.

(c)           Consists of other items that we believe are not related to ILG’s core business operations including (as applicable to the respective period): (i) the gain on bargain purchase recognized as part of the Vistana acquisition, (ii) costs related to the litigation matters described in Note (21) accompanying ILG’s audited consolidated financial statements and related notes contained in its Annual Report on Form 10-K for the year ended December 31, 2017, and other subsequent filings, (iii) the impact to ILG’s financial statements related to natural disasters, including Hurricane Irma and other named storms, and (iv) costs related to ILG’s board of directors’ strategic review.

(d)           Represents transaction fees, costs incurred in connection with performing due diligence, subsequent adjustments to ILG’s initial estimate of contingent consideration obligations associated with business acquisitions, and other direct costs related to acquisition activities. Additionally, this item includes certain restructuring charges primarily related to workforce reductions, costs associated with integrating acquired businesses and estimated costs of exiting contractual commitments.

The following table presents a reconciliation of ILG’s preliminary estimate of vacation ownership total timeshare contract sales to its preliminary estimates of sales of vacation ownership products, net to vacation ownership consolidated timeshare contract sales for the three, six and twelve months ended June 30, 2018, a reconciliation of such measures for the three and six months ended June 30, 2017 and a reconciliation of such measures for the year ended December 31, 2017.

	Three Months Ended		Six Months Ended		Year Ended	Twelve Months Ended
($ in millions)	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017	December 31, 2017	June 30, 2018
Total timeshare contract sales(1)	$146	$142	$295	$284	$561	$572
Provision for loan losses	(6)	(8)	(11)	(15)	(36)	(32)
Contract sales of unconsolidated projects	(14)	(14)	(29)	(34)	(63)	(58)
Other items and adjustments(2)	(5)	(2)	(11)	(12)	2	3
Sales of vacation ownership products, net	121	118	244	223	464	485
Provision for loan losses	6	8	11	15	36	32
Other items and adjustments(2)	5	2	11	12	(2)	(3)
Consolidated timeshare contract sales(3)	$132	$128	$266	$250	$498	$514

(1)                                 Represents total timeshare interests sold at consolidated and unconsolidated projects pursuant to purchase agreements, gross of incentives and net of actual cancellations and rescissions, where ILG has met a minimum threshold amounting to a 10% down payment of the contract purchase price during the period. For upgrade sales, ILG includes only the incremental value purchased.

(2)                                 Includes adjustments for incentives, certain GAAP deferrals, cancelled sales, trial vacation package sales, fractional sales and other items.

(3)                                 Represents total timeshare interests sold at consolidated projects pursuant to purchase agreements, gross of incentives and net of actual cancellations and rescissions, where we have met a minimum threshold amounting to a 10% down payment of the contract purchase price during the period. For upgrade sales, ILG includes only the incremental value purchased.

The information included in this Report is being furnished and is not “filed” with the Securities and Exchange Commission and is not incorporated by reference into any registration statement under the Securities Act of 1933.

PRESENTATION OF FINANCIAL INFORMATION

ILG management believes that the presentation of non-generally accepted accounting principles (non-GAAP) financial measures, including, among others, EBITDA, adjusted EBITDA, adjusted net income, adjusted basic and diluted EPS, and free cash flow, serves to enhance the understanding of ILG’s performance. These non-GAAP financial measures should be considered in addition to and not as substitutes for, or superior to, measures of financial performance and liquidity prepared in accordance with generally accepted accounting principles (GAAP). In addition, adjusted EBITDA (with certain different adjustments) is used to calculate compliance with certain financial covenants in ILG’s credit agreement and indenture. Management believes that these non-GAAP measures improve the transparency of our disclosures, provide meaningful presentations of our results from our business operations and liquidity excluding the impact of certain items not related to our core business operations and improve the period to period comparability of results from business operations. These measures may also be useful in comparing our results to those of other companies; however, our calculations may differ from the calculations of these measures used by other companies. More information about the non-GAAP financial measures, including reconciliations of historical GAAP results to the non-GAAP measures, is available in the financial tables set forth above.

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

Information included or incorporated by reference in this communication, and information which may be contained in other filings with the Securities and Exchange Commission (the “SEC”) and press releases or other public statements, contains or may contain “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases. These forward-looking statements include, among other things, statements of plans, objectives, expectations (financial or otherwise) or intentions.

Forward-looking statements are any statements other than statements of historical fact, including statements regarding ILG, Inc.’s (the “Company”) and Marriott Vacations Worldwide Corporation’s (“MVW”) expectations, beliefs, hopes, intentions or strategies regarding the future.  Among other things, these forward-looking statements may include statements regarding the proposed combination of the Company and MVW; our beliefs relating to value creation as a result of a potential combination of the Company and MVW; the expected timetable for completing the transactions; benefits and synergies of the transactions; future opportunities for the combined company; and any other statements regarding the Company’s and MVW’s future beliefs, expectations, plans, intentions, financial condition or performance. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” or other words of similar meaning.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements.  Factors that might cause such a difference include, but are not limited to, general economic conditions, our financial and business prospects, our capital requirements, our financing prospects, our relationships with associates and labor unions, our ability to consummate potential acquisitions or dispositions, our relationships with the holders of licensed marks, and those additional factors disclosed as risks in other reports filed by us with the Securities and Exchange Commission, including those described in Part I of the Company’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K as well as in MVW’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K and in the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by MVW with the SEC, and any amendments thereto.

Other risks and uncertainties include the timing and likelihood of completion of the proposed transactions between the Company and MVW; the possibility that the Company’s stockholders may not approve the proposed transactions; the possibility that MVW’s stockholders may not approve the issuance of the MVW shares to be issued in connection with the proposed transactions; the possibility that the expected synergies and value creation from the proposed transactions will not be realized or will not be realized within the expected time period; the risk that the businesses of the Company and MVW will not be integrated successfully; the potential impact of disruption from the proposed transactions making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the ability to retain key personnel; the availability of financing; the possibility that the proposed transactions do not close; as well as more specific risks and uncertainties. You should carefully consider these and other relevant factors, including those risk factors in this communication and other risks and uncertainties that affect the businesses of the Company and MVW described in their respective filings with the SEC, when reviewing any forward-looking statement. These factors are noted for investors as permitted under the Private Securities Litigation Reform Act of 1995.  We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. Except as required by law, we disclaim any obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILG, Inc.

	By:	/s/ Victoria J. Kincke
	Name:	Victoria J. Kincke
	Title:	Executive Vice President, General Counsel and Secretary
Date: July 26, 2018